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                        Consent of Independent Auditors

We consent to the use of our report dated April 11, 1996, with respect to the consolidated financial statements of JMB/Van Ness Associates, Ltd., for the year ended December 31, 1995, included in the Current Report on Form 8-K for Charles
E. Smith Residential Realty L.P. dated August 13, 1996, filed with the Securities and Exchange Commission.




                                        /s/ Ernst & Young LLP

                                        ERNST & YOUNG LLP

Chicago, Illinois
August 13, 1996